SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
DAVE & BUSTER’S, INC.
(Exact name of registrant as specified in its charter)

Missouri	0000943823	43-1532756
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)
2481 Manana Drive
Dallas TX 75220
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 8.01. Other Events.
     On February 28, 2006, we issued a press release announcing that, at a special meeting of our stockholders held on February 28, stockholders having the right to vote more than 2/3 of our outstanding common stock on the record date had voted to approve our proposed merger with an affiliate of Wellspring Capital Management LLC. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following are filed as exhibits to this report.
99.1	Press release dated February 28, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: February 28, 2006	By:	/s/ James W. Corley
James W. Corley
Chief Executive Officer